HUGHES SUPPLY, INC.                                            EXHIBIT 99.1
LOCATION OF FACILITIES
AS OF MARCH 31, 1997



                                                                    NUMBER OF
STATE/TERRITORY                         CITY                        BRANCHES


WHOLESALE BRANCHES

ALABAMA                                 Anniston                        1
                                        Birmingham                      4
                                        Cullman                         1
                                        Dothan                          2
                                        Huntsville                      4
                                        Mobile                          4
                                        Montgomery                      3
                                        Pelham                          1
TOTAL ALABAMA                                                          20

CALIFORNIA                              Artesia                         1
TOTAL CALIFORNIA                                                        1

FLORIDA                                 Auburndale                      1
                                        Bradenton                       1
                                        Cape Coral                      1
                                        Clearwater                      1
                                        Clermont                        1
                                        Coral Springs                   1
                                        Daytona                         2
                                        Eaton Park                      1
                                        Ft. Lauderdale                  1
                                        Ft. Myers                       3
                                        Ft. Pierce                      1
                                        Gainesville                     3
                                        Inverness                       1
                                        Jacksonville                    7
                                        Kissimmee                       1
                                        Lady Lake                       1
                                        Lakeland                        3
                                        Leesburg                        1
                                        Longwood                        1
                                        Marianna                        1
                                        Melbourne                       1
                                        Miami                           4
                                        Mulberry                        1
                                        Naples                          1
                                        Ocala                           1
                                        Orange City                     1
                                        Orlando                         8
                                        Palm Beach                      1
                                        Panama City                     2
                                        Panama City Beach               1
                                        Pensacola                       1
                                        Perry                           1
                                        Pompano Beach                   3
                                        Port Richey                     1
                                        St. Petersburg                  2
                                        Sarasota                        3
                                        Sebring                         1
                                        Tallahassee                     4
                                        Tampa                           4
                                        Tavares                         1
                                        Venice                          1
                                        West Palm Beach                 5
                                        Winter Haven                    1
TOTAL FLORIDA                                                          82

GEORGIA                                 Albany                          1
                                        Alpharetta                      1
                                        Athens                          1
                                        Atlanta                         6
                                        Augusta                         1
                                        Austell                         1
                                        Brunswick                       1
                                        Columbus                        1
                                        Conyers                         1
                                        Dalton                          1
                                        Hartsfield                      1
                                        LaGrange                        1
                                        Macon                           5
                                        Marietta                        2
                                        McDonough                       1
                                        Savannah                        4
                                        Thomasville                     1
                                        Tifton                          2
                                        Valdosta                        2
TOTAL GEORGIA                                                          34

ILLINOIS                                Decatur                         1
                                        Mattoon                         3
                                        Romeoville                      1
TOTAL ILLINOIS                                                          5

INDIANA                                 Fort Wayne                      1
                                        Indianapolis                    2
                                        Muncie                          1
TOTAL INDIANA                                                           4

KENTUCKY                                Bowling Green                   1
                                        Glasgow                         1
                                        Louisville                      3
TOTAL KENTUCKY                                                          5

LOUISIANA                               Baton Rouge                     1
                                        Luling                          1
                                        Port Allen                      1
                                        Sulphur                         1
TOTAL LOUISIANA                                                         4

MARYLAND                                Capitol Heights                 1
                                        Waldorf                         1
TOTAL MARYLAND                                                          2

MICHIGAN                                Detroit                         1
                                        Holt                            1
TOTAL MICHIGAN                                                          2

MISSOURI                                St. Louis                       1
                                        Springfield                     1
TOTAL MISSOURI                                                          2

MISSISSIPPI                             Biloxi                          1
                                        Greenville                      1
                                        Greenwood                       1
                                        Gulfport                        2
                                        Hattiesburg                     1
                                        Jackson                         1
                                        Laurel                          1
                                        Meridian                        1
                                        Pascagoula                      1
                                        Tupelo                          1
TOTAL MISSISSIPPI                                                      11

NEW JERSEY                              Hopelawn                        1
                                        Piscataway                      1
TOTAL NEW JERSEY                                                        2

NEW YORK                                Vestal                          1
TOTAL NEW YORK                                                          1

NORTH CAROLINA                          Charlotte                       7
                                        Durham                          1
                                        Elizabeth City                  1
                                        Fayetteville                    1
                                        Goldsboro                       1
                                        Greensboro                      1
                                        Henderson                       1
                                        Hickory                         1
                                        High Point                      1
                                        Kinston                         1
                                        Monroe                          1
                                        Pinehurst                       1
                                        Pineville                       1
                                        Raleigh                         4
                                        Rocky Mount                     1
                                        Salisbury                       1
                                        Statesville                     1
                                        Troy                            1
                                        Wilmington                      2
                                        Zebulon                         1
TOTAL NORTH CAROLINA                                                   30

OHIO                                    Batavia                         1
                                        Brimfield                       1
                                        Cleveland                       1
                                        Columbus                        2
                                        Dayton                          1
                                        Elyria                          1
                                        Fairfield                       1
                                        Hartville                       1
                                        Lima                            1
                                        Marion                          1
                                        Monroe                          1
                                        Toledo                          1
                                        Van Wert                        1
                                        West Chester                    1
TOTAL OHIO                                                             15

OKLAHOMA                                Oklahoma City                   1
                                        Tulsa                           2
TOTAL OKLAHOMA                                                          3

PENNSYLVANIA                            Bedford                         1
                                        Monroeville                     1
                                        Shippenville                    1
TOTAL PENNSYLVANIA                                                      3

PUERTO RICO                             Carolina                        1
TOTAL PUERTO RICO                                                       1

SOUTH CAROLINA                          Aiken                           1
                                        Anderson                        1
                                        Bluffton                        1
                                        Charleston                      2
                                        Cheraw                          1
                                        Columbia                        1
                                        Florence                        1
                                        Greenville                      3
                                        Greer                           2
                                        Hilton Head                     1
                                        Lancaster                       1
                                        Myrtle Beach                    1
                                        North Charleston                1
                                        West Columbia                   2
TOTAL SOUTH CAROLINA                                                   19

TENNESSEE                               Chattanooga                     2
                                        Clarksville                     1
                                        Cleveland                       1
                                        Cookeville                      1
                                        Jackson                         1
                                        Knoxville                       2
                                        Memphis                         3
                                        Nashville                       4
TOTAL TENNESSEE                                                        15

TEXAS                                   Beaumont                        1
                                        Beaumont                        1
                                        Corpus Christi                  1
                                        Freeport                        1
                                        Garland                         1
                                        Houston                         5
                                        La Porte                        1
                                        San Antonio                     1
                                        Texas City                      1
TOTAL TEXAS                                                            13

UTAH                                    Salt Lake City                  1
TOTAL UTAH                                                              1

VIRGINIA                                Arlington                       1
                                        Chantilly                       1
                                        Gainesville                     1
                                        La Crosse                       1
                                        Lynchburg                       1
                                        Richmond                        1
                                        Virginia Beach                  1
TOTAL VIRGINIA                                                          7

WASHINGTON                              Kent                            1
TOTAL WASHINGTON                                                        1

WEST VIRGINIA                           Fairmont                        1
                                        South Charleston                1
                                        Martinsburg                     1
TOTAL WEST VIRGINIA                                                     3


TOTAL WHOLESALE BRANCHES                                              286



DISTRIBUTION CENTERS

FLORIDA                                 Orlando                         1

GEORGIA                                 Forest Park                     1

NORTH CAROLINA                          Henderson                       1
                                        Monroe                          1

OHIO                                    Greenville                      1

TENNESSEE                               Nashville                       1

TOTAL DISTRIBUTION CENTERS                                              6